Exhibit 32.1
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
I, Robert Lisy, Chief Executive Officer and President of International Money Express, Inc. (the “Company”), certify, pursuant to 18 U.S.C. Section 1350, that, to my knowledge:
1.the Annual Report on Form 10-K of the Company for the year ended December 31, 2022 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
2.the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 15, 2023

	By:	/s/ Robert Lisy
	Name	Robert Lisy
	Title:	Chief Executive Officer and President
(Principal Executive Officer)